KAYE GROUP INC.
                     RESTATED SUPPLEMENTAL STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan

     The Stock Option Plan (the "Plan") of Kaye Group Inc. ("KGI" and, together with its subsidiaries, the "Company"), adopted by the Board of Directors and stockholders of KGI effective May, 1996, is intended to advance the best interests of KGI by providing executives, directors and other employees of the Company with additional incentives by allowing such employees to acquire an ownership interest in KGI.

                                   ARTICLE II

                                   Definitions

     For purposes of the Plan the following terms have the indicated meanings:

     "Board" means the Board of Directors of KGI.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     "Committee" means the Compensation Committee or such other committee of the Board as the Board may designate to administer the Plan. The Committee shall be composed solely of two or more disinterested persons (as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) as appointed from time to time by the Board.

     "Common Stock" means the Common Stock, par value $.Ol per share, of KGI.

     "Fair Market Value" of the Common Stock as of any date shall be deemed to be the closing price of the Common Stock on the principal securities exchange or market on which the Common Stock is listed or quoted for trading on (or the last trading day before) the date that such determination is to be made. If the Common Stock is not listed or quoted on any exchange or market as of the date such determination is to be made or the Committee determines in good faith that the price determined in the previous sentence should not be used, then the Committee shall determine the fair market value of the Common Stock (expressed on a per-share basis) as of such date, based on the consolidated results of operations, financial condition and future prospects of the Company and such other factors as the Committee may deem appropriate. Fair Market Value shall be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.


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     "Participant"  means  any  director,  executive  or other  employee  of the
Company who has been selected to participate in the Plan by the Committee or the Board.

     "Sale of KGI" means a merger or consolidation effecting a change in control of KGI, a sale of all or substantially all of the assets of KGI or a sale of a majority of the outstanding voting securities of KGI effecting a change in control of KGI.

     "Subsidiary" means any subsidiary corporation (as such term is defined in Section 424(f) of the Code) of KGI.

                                   ARTICLE III

                                 Administration

     The Plan shall be administered by the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants (each as defined in Article IV) in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons or entities as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

     The number of shares of Common Stock with respect to which stock purchase options ("Options") may be granted under the Plan shall not exceed, in the aggregate, 650,000 shares, subject to adjustment in accordance with paragraph
6.4. To the extent any Options expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The shares of Common Stock available under the Plan may consist of authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

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                                    ARTICLE V

                                     Awards

     5.1 Grant of Options. The Committee may grant Options to Participants from time to time in accordance with this Article V. Subject to the preceding sentence, the Committee may grant all available options under the Plan to a single Participant in one or more grants. Options wanted under the Plan may be nonqualified stock options or "incentive stock options" within the meaning of
Section 422 of the Code or any successor provision, as specified by the Committee; provided, however, that no incentive stock option may be granted to any Participant who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary, unless the exercise price of such incentive stock option equals at least 110% of the Fair Market Value of the Common Stock determined as of the date of Option grant). The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant, but not less than the par value per share (as adjusted pursuant to paragraph 6.4). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that the aggregate Fair Market Value of the Common Stock (determined as of the date of Option grant) with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Company) may not exceed $100,000. The Committee shall determine the term of each Option, which term shall not exceed ten years from the date of grant of the Option.

     5.2 Exercise Procedure. Options shall be exercisable by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the applicable exercise price. Payment of such exercise price may be made (i) in cash (including check, bank draft or money order), (ii) at the discretion of the Committee, by delivery of a full recourse promissory note bearing interest at a rate not less than the applicable federal rate determined pursuant to Section 1274 of the Code as of the date of purchase or exercise (a "Note"), (iii) in shares of Common Stock valued at their Fair Market Value as of the date of exercise as provided in Section 5.3 below or (iv) a combination of the foregoing.

     5.3 Exchange of Previously Acquired Stock. The option price for shares being acquired upon the exercise of an Option may be paid, in full or in part, by the delivery to the Company of a number of shares of Common Stock having an aggregate Fair Market Value as of the "exercise measurement date" (as hereinafter defined) equal to the exercise price for the shares being acquired.

     5.4 Withholding Tax Requirements. It shall be a condition of the exercise of any Option (including any exercise of an alternative cash settlement right) that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be determined by the Treasurer or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify the Participant

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of the  Withholding  Amount,  and the  Participant  shall pay to the  Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by either (i) delivering to the Company a number of shares of Common Stock having an aggregate Fair Market Value as of the "measurement date" (as hereinafter defined) not less than the Withholding Amount or (ii) directing the Company to withhold (and not to deliver or issue to the Participant) a number of shares of Common Stock otherwise issuable upon the Option exercise having an aggregate Fair Market Value as of the measurement date not less than the Withholding Amount. If the Company approves, a Participant may elect pursuant to the prior sentence to deliver or direct the withholding of shares of Common Stock having an aggregate Fair Market Value in excess of the minimum Withholding Amount but not in excess of the Participant's applicable highest marginal combined federal income and state income tax rate, as estimated in good faith by such Participant. Any fractional share interests resulting from the delivery or withholding of shares of Common Stock to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all shares of Common Stock delivered to or withheld by the Company pursuant to this Section 5.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option (because such Option is an incentive stock option or otherwise), but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company by means acceptable to the Company the amount required to be withheld; and at its election the Company may condition any transfer of shares issued upon exercise of an incentive stock option upon receipt of such payment. The term "measurement date" as used in this
Section 5.4 shall mean the date on which any taxable income resulting from the exercise of an Option is determined under applicable federal income tax law.

     5.5 Conditions and Limitations on Exercise. At the discretion of the Committee, Options may be made exercisable, in one or more installments, upon
(i) the happening of certain events, (ii) the passage of a specified period of time, (iii) the fulfillment of certain conditions, or (iv) the achievement by the Company or any Subsidiary of certain performance goals. In the event of a Sale of the Company, the Committee may provide, in its discretion, that the outstanding Options shall become immediately exercisable and that such Options shall terminate if not exercised as of the date of the Sale of the Company or any other designated date or that such Options shall thereafter represent only the right to receive the excess of the consideration per share of Common Stock offered in such Sale of the Company over the exercise price of such Options.

     5.6 Expiration of Options.

     (a) Normal Expiration. In no event shall any part of any Option be exercisable after the stated date of expiration thereof.

     (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee at the time of grant of such Options, upon termination for any reason of a Participant's employment by the Company and its Subsidiaries, all Options or portions thereof held by



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such  Participant  that  are not  vested  and  exercisable  on the  date of such termination shall expire and be forfeited as of such date and all vested Options held by such Participant shall expire to the extent not theretofore exercised on the first anniversary of (or, in the case of any incentive stock option, 90 days following) the date of such termination.


                                   ARTICLE VI

                               General Provisions

     6.1 Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement which shall be signed by the Participant to whom the Option is granted and shall be subject to the terms and conditions set forth herein.

     6.2 Listing, Registration and Legal Compliance. If at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of Options or the purchase or issuance of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of Options that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

     6.3 Options Not Transferrable. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant to whom they were granted, may be exercised only by such Participant (or his or her legal guardian or legal representative). In the event of the death of a Participant Options which are not vested and exercisable on the date of death shall terminate; exercise of Options granted hereunder to such Participant, which are vested as of the date of death, may be made only by the executor or administrator of such Participant's estate or the person or persons to whom such Participant's rights under the Options will pass by will or the laws of descent and distribution.

     6.4 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be

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appropriate and equitable.

     6.5 Rights of Participants. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time (with or without cause), or confer upon any Participant any right to continue in the employ of the Company or any Subsidiary for any period of time or to continue to receive such Participant's current (or other) rate of compensation. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     6.6 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby, except as provided below. No Options shall be granted hereunder after the tenth anniversary of the approval of the Plan by the stockholders of the Company.

     6.7 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Participant under any outstanding Option without the consent of such Participant.

     6.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.8 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.


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